As filed with the Securities and Exchange Commission on October
16, 1998
                     File Nos. 333-59185 and 811-08873

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
                    Pre-Effective Amendment No. 1 [X]
                   Post-Effective Amendment No. ___ [ ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                           Amendment No. 1 [X]

                AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
            (Exact Name of Registrant as Specified in Charter)

    2000 Classen Center
Oklahoma City, Oklahoma 73106
    (Address of Principal          Registrant's Telephone
      Executive Offices)           Number: (405) 523-2000

     Stephen P. Garrett                   Copy to:
   Senior Vice President
 Law and Government Affairs        Connie S. Stamets, Esq.
American Fidelity Assurance             McAfee & Taft
          Company                  A Professional Corporation
   2000 Classen Center         10th Floor, Two Leadership Square
Oklahoma City, Oklahoma 73106    Oklahoma City, Oklahoma 73102
(Name and Address of Agent
       for Service)

Approximate Date of Proposed
     Public Offering:           As soon as practicable after
                                effectiveness of the
                                Registration Statement

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  common stock, par value
                                       $0.001

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                    Registration Statement on Form N-1A

                           CROSS REFERENCE SHEET
                           Pursuant to Rule 495

N-1A
Item No.            Item                          Caption
--------            -----                         -------
PART A        INFORMATION REQUIRED IN PROSPECTUS

1    Cover Page                         Cover Page
2    Synopsis                           Not Applicable
3    Condensed Financial Information    Condensed Financial
                                        Information
4    General Description of Registrant  Description of the Fund;
                                        Other Information
5    Management of the Fund             Management
5A   Management's Discussion of Fund
     Performance                        Not Applicable
6    Capital Stock and Other Securities Dividends, Distributions
                                        and Taxes; Other
                                        Information
7    Purchase of Securities Being
     Offered                            Offering, Purchase and
                                        Redemption of Shares
8    Redemption or Repurchase           Offering, Purchase and
                                        Redemption of Shares
9    Pending Legal Proceedings          Not Applicable


PART B        INFORMATION REQUIRED IN A
             STATEMENT OF ADDITIONAL INFORMATION

10   Cover Page                         Cover Page
11   Table of Contents                  Table of Contents
12   General Information and History    Introduction; Capital
     Stock
13   Investment Objectives and Policies Investment Objectives
                                        and Policies; Portfolio
                                        Transactions
14   Management of the Fund             Management
15   Control Persons and Principal
     Holders of Securities              Management
16   Investment Advisory and Other
     Services                           Investment Advisory and
                                        Other Services;
                                        Custodian, Independent
                                        Accountants and Counsel
17   Brokerage Allocation and Other
     Practices                          Portfolio Transactions
18   Capital Stock and Other Securities Capital Stock
19   Purchase, Redemption and Pricing
     of Securities Being Offered        Capital Stock
20   Tax Status                         Federal Tax Matters
21   Underwriters                       Not Applicable
22   Calculation of Performance Data    Calculation of
                                        Performance Data
23   Financial Statements               Not Applicable


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part
     C of this Registration Statement.

PROSPECTUS                                                 __________, 1998

               AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                           2000 Classen Center
                      Oklahoma City, Oklahoma 73106

                       Telephone:  (405) 523-2000


American Fidelity Dual Strategy Fund, Inc. (the "Fund") is an open-end management investment company. The Fund seeks long-term capital growth which the Fund endeavors to achieve through a diversified investment portfolio consisting primarily of common stock. A secondary objective of the Fund is the production of income.

Shares of the Fund are offered only to separate accounts of American Fidelity Assurance Company (the "Company") to fund the benefits of variable annuity contracts. Individuals may not purchase Fund shares directly from the Fund. Each variable annuity contract involves fees and expenses not described in this Prospectus. See the accompanying variable annuity contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

Pursuant to an investment advisory agreement and subject to the authority of the Fund's Board of Directors, the Company serves as the Fund's investment adviser and conducts the business and affairs of the Fund. The Company has engaged Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment") to act as the Fund's sub-advisers to provide the day-to-day portfolio management for the Fund. Kelly and Todd Investment are referred to together as the "Sub-Advisers."


This Prospectus contains concise information about the Fund that a prospective purchaser of a variable annuity contract should know before allocating purchase payments or premiums to the Fund. It should be read in conjunction with the prospectus for the variable annuity contract and should be retained for future reference. A statement of additional information (the "Statement of Additional Information") containing more detailed information about the Fund is available free by writing to the Fund at P. O. Box 25523, Oklahoma City, Oklahoma 73125-0523, or by calling
(800) 654-8489. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is available along with other related materials on the SEC's Web site (http://www.sec.gov). The Statement of Additional Information is incorporated herein by reference.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
           THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                THIS PROSPECTUS.  ANY REPRESENTATION TO
                   THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus should be read in conjunction with the prospectus for the variable annuity contract.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are fund shares federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in fund shares involves certain investment risks, including possible loss of principal.



                             TABLE OF CONTENTS
                                                                       Page

CONDENSED FINANCIAL INFORMATION

DESCRIPTION OF THE FUND
    General
    Investment Objectives and Policies
    Investment Considerations and Risks
    State Insurance Regulation

MANAGEMENT
    Directors and Officers
    Investment Adviser
    Investment Sub-Advisers
    Expenses
    Custodian

PERFORMANCE INFORMATION

DETERMINATION OF NET ASSET VALUE

OFFERING, PURCHASE AND REDEMPTION OF SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES

OTHER INFORMATION

                      CONDENSED FINANCIAL INFORMATION

    AS OF THE DATE OF THIS PROSPECTUS, THE FUND HAD NOT YET
COMMENCED OPERATIONS, HAD NO ASSETS OR LIABILITIES, HAD INCURRED
NO EXPENSES AND HAD RECEIVED NO INCOME.  ACCORDINGLY, NO
CONDENSED FINANCIAL INFORMATION IS INCLUDED FOR THE FUND IN THIS
PROSPECTUS.

                          DESCRIPTION OF THE FUND

General


The Fund is the successor to American Fidelity Variable Annuity
Fund A ("Variable Annuity Fund A"), a separate account of the Company which operated as an open-end diversified management investment company from 1968 to 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account and renamed American Fidelity Separate Account A ("Separate Account
A"), and it transferred its investment portfolio to the Fund in exchange for Fund shares (the "Reorganization"). Through this Prospectus, the Fund is offering its shares to separate accounts of the Company, initially only Separate Account A, to fund benefits under variable annuity contracts issued by the Company.
The separate prospectus which accompanies this Prospectus describes the variable annuity contracts.


As long as the Fund offers its shares only to separate accounts of the Company, the Company will be the sole shareholder of the Fund. Thus, the terms "shareholder" and "shareholders" refer to the Company. The rights of the Company as a shareholder should be distinguished from the rights of an owner of a variable annuity contract funded by Fund shares. The Company will pass through voting rights to variable annuity contract owners, but contract owners are not shareholders of the Fund.

Investment Objectives and Policies

The Fund's primary investment objective is to seek long-term growth of capital through investment in a diversified portfolio of securities, primarily common stock. The production of income is a secondary investment objective. Such objectives do not preclude investments from time to time for short-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. As with any security, a risk of loss, including possible loss of principal, is inherent in an investment in shares of the Fund.

In order to achieve its investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. Through its two Sub-Advisers, the Fund uses both a growth and a value-oriented strategy to manage its investments. Kelly is a growth stock manager. Its strategy is to invest in high-quality companies with strong earnings growth and superior product leadership. Todd Investment is a value-oriented manager. It emphasizes a diversified portfolio of predominantly undervalued, large capitalization, high quality equity securities. Todd Investment seeks to include in the Fund's portfolio companies which indicate the presence of some catalyst for change.

The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and classification of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and also may not be changed without the approval of the holders of a majority of outstanding Fund shares. See the Statement of Additional Information for a complete description of such restrictions and policies.


The following are fundamental policies of the Fund. The Fund invests not more than 5% of its assets in any one issuer, except obligations of the United States Government and instrumentalities thereof, and will acquire not more than 10% of the voting securities of any one issuer. In addition, the Fund invests not more than 25% of the Fund's assets in any one industry and not more than 10% of the Fund's assets in real estate (including real estate investment trusts) and illiquid securities. The Fund may invest up to 35% of its assets in equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), other depositary receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Investments in companies of any one foreign country are limited to not more than 20% of Fund assets.
The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options. Although not a fundamental policy, the Fund does not invest in tobacco-producing companies.


The Fund's Sub-Advisers may determine that prevailing market and economic conditions indicate investment in other than common stocks may be advantageous, in which event investments may be made on a short-term basis in securities which are a direct obligation or guaranteed by the United States Government or in bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors. Such nongovernmental investments may be convertible into stock or may be accompanied by stock purchase options or warrants for the purchase of stock. The Fund is normally fully invested, apart from cash balances needed to meet redemptions. The Fund's assets may be held in cash equivalents or securities which are direct obligations of the United States Government for this purpose.

Investment Considerations and Risks

General. The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Achievement of the Fund's investment objectives cannot be assured due to the risks of loss of capital or income inherent in any investment in equity securities and the special risks associated with investing in the equity securities of foreign corporations.

Equity Securities. Although equity securities have a history of long-term growth, they fluctuate in value based on changes in an issuer's financial condition and results of operations and often based on factors unrelated to the value of the issuer of the securities. Such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of Fund shares and thus the Fund's total return to investors.

Foreign Securities. Since the stocks of some foreign issuers are included in the Fund's portfolio, the Fund is subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include exposure to fluctuations in foreign currencies, less publicly available information, nonuniform accounting, auditing and financial reporting standards, less liquidity and more volatility, foreign withholding or other taxes, and possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's foreign investments are normally in the form of ADRs. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer which are deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on a U.S. exchange or in the over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available. Also, issuers whose securities are represented by ADRs generally provide more financial information than non-ADR foreign issuers.

Year 2000 Risks. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Company and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000
Problem." The Company has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in the Company's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside the Company must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems tested on December 31, 1997 and went through year-end processing without incident. The final test of all systems will be run on December 31, 1998. Even though management of the Company is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on the Fund of some sort as January 1, 2000 passes.

State Insurance Regulation

The Fund is a funding vehicle for variable annuity contracts to be offered by insurance companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If such regulations and guidelines are applied to the Fund, the Fund may be limited in its ability to invest in certain types of securities. The Fund intends to operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Fund is offered.

                                MANAGEMENT

Directors and Officers

The Fund's Board of Directors is responsible for overseeing the management of the Fund, including the establishment and supervision of the Fund's investment policies and objectives, reviewing and approving the Fund's contracts and other arrangements and monitoring Fund performance and operations. The officers of the Fund supervise its daily business operations.
The Statement of Additional Information contains information as to the identity of, and other information about, the directors and officers of the Fund.

Investment Adviser


The Company, located at 2000 Classen Center, Oklahoma City,
Oklahoma 73106, is the investment adviser of the Fund.  The
Company is a stock life insurance company incorporated in the state of Oklahoma in 1960. The Company acted as investment adviser to Variable Annuity Fund A, the Fund's predecessor, from 1968 until the Fund acquired its investment portfolio as a result of the Reorganization. The Company is a wholly owned subsidiary of American Fidelity Corporation, which is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are
Cameron Associates, Inc., Theodore M. Elam and, in their capacities as trustees, William E. Durrett, Edward C. Joullian,
III, John W. Rex and the Bank of Oklahoma, N.A. In accordance with the CELP partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M.
Cameron and Messrs. Durrett, Joullian, Rex and Elam.


The Fund has entered into a Management and Investment Advisory Agreement with the Company under which the Company assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Fund by the Sub-Advisers on an ongoing basis. The Company had the same management and investment advisory responsibility for the Fund's predecessor under a similar agreement first entered into in 1973. The Company provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. The Company also acts as liaison among, and supervisor of, the various service providers to the Fund.

For its services to the Fund, the Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of the Fund. The fee is deducted daily from the assets of the Fund.

Investment Sub-Advisers

The Company has engaged Kelly and Todd Investment as Sub-Advisers. Subject to the fundamental investment objectives and policies of the Fund and any other guidelines provided by the Company, each Sub-Adviser has complete discretion and authority in the investment and reinvestment of the Fund assets under its management. The Company has allocated Fund assets equally between Kelly and Todd Investment on an annual basis and will review the asset allocation between Sub-Advisers at least annually. Each Sub-Adviser determines what securities are acquired, held or disposed of and, subject to any instructions from the Company as to the Fund's cash requirements from time to time, the portion of Fund assets which will be held uninvested. The Sub-Advisers are also authorized to exercise all voting rights pertaining to the Fund assets they manage. The Sub-Advisers are authorized to select brokers to effect securities transactions on behalf of the Fund. Neither Sub-Adviser nor any of their respective affiliates may act as a broker with respect to securities transactions for the Fund.

Kelly has provided the Company research and investment advice since 1985. Beginning in the fourth quarter of 1995, Kelly's services relating to Fund assets (including the assets of the Fund's predecessor) have been rendered pursuant to its sub-advisory agreement with the Company, and its services relating to other assets managed by the Company have been provided under a separate consulting agreement. Lawrence W. Kelly, the chairman, chief executive officer, treasurer and founder of Kelly, has 31 years of experience in the investment advisory business and he and his wife, Janice M. Kelly, are the majority shareholders of Kelly. Mr. Kelly has primary responsibility for the day-to-day management of the Fund's portfolio managed by Kelly. From 1980 to 1985, Mr. Kelly was chairman of Webster Management Corporation, an investment advisory firm which provided investment advice to the Company. In addition, Mr. Kelly was a vice president (1974 to 1988) and director (1981 to 1985) of Kidder, Peabody & Co., Inc. and the chairman of five mutual funds managed by Webster and Kidder from various dates between 1981 and 1984 until 1986. As of December 31, 1997, Kelly managed 50 client securities portfolios on a discretionary basis with an aggregate market value of $396 million. It also managed or supervised 16 client securities portfolios on a non-discretionary basis with an aggregate market value of $992 million. Kelly has not acted as an investment adviser to any investment company registered under the 1940 Act other than the Fund and its predecessor. Kelly is located at 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101.


Todd Investment has 30 years of experience managing investments for institutional clients. At December 31, 1997, Todd Investment managed over $2.7 billion for 50 clients, of which $1.2 billion represented equity assets. Todd Investment generates all of its revenues from fee-based investment counseling and employs six portfolio managers. The primary portfolio manager for the Fund assets managed by Todd Investment is Robert Bordogna, who has been with Todd Investment since 1980 and in the business for 28 years. The backup portfolio manager is Curtiss M. Scott, Jr., who has been with Todd Investment since 1996, in the business for 19 years and is a chartered financial analyst. Prior to joining Todd Investment, Mr. Scott was a partner and managing director of Executive Investment Advisors, Inc. in Louisville, Kentucky.
Todd Investment has not acted as an investment adviser to a registered investment company other than the Fund and its predecessor. Todd Investment is located at 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202 and, since December 1993, has been an indirect wholly-owned subsidiary of Stifel Financial Corporation, a financial services holding company based in St. Louis, Missouri.


The fees of the Sub-Advisers are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisers' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter.

Expenses

The Fund pays the Company's management and investment advisory fee, which has the effect of reducing investors' return. The Company pays all other expenses of the Fund except investment transaction costs. The Fund will not reimburse the Company at a later time for any such amounts. The yield to investors increases to the extent that the Fund does not bear all of its expenses.

In allocating brokerage transactions, the Sub-Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Sub-Advisers may consider, among other things, the receipt of research services as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

Custodian


InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City,
Oklahoma 73118, is the custodian of the Fund's portfolio securities.


                          PERFORMANCE INFORMATION

For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.

Total return is computed based on an original $1,000 investment and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

As the successor to the Company's Variable Annuity Fund A, the Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to the Reorganization. See "Description of the Fund" on page 3. The performance data for the Fund prior to the Reorganization assume that the charges currently imposed by the Fund were in effect during that period. Such performance data do not reflect any sales or insurance charges that were imposed under the annuity contracts issued through Variable Annuity Fund A.

Since the Fund is not available directly to the public, its performance data will not be advertised unless accompanied by comparable data for a participating separate account. The Fund's performance data do not reflect separate account or contract level charges.


The Fund's average annual total return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges of participating separate accounts. In addition, the Fund's total return should be distinguished from the rate of return of a participating separate account, which rate will reflect the deduction of additional charges, including mortality, expense risk and sales charges, and therefore will be lower. Contract owners should consult the prospectus for such contract.


The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of the Fund's holdings available to investors upon request.

                     DETERMINATION OF NET ASSET VALUE


The net asset value per share of the Fund is normally determined once daily as of the close of regular trading on the New York
Stock Exchange, currently 4:00 p.m. Eastern Time, on each day the Company is open for business. The Company is scheduled to be open Monday through Friday throughout the year, except for the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the immediately following Friday, and Christmas Day. On any day when the Company is open for business and the New York Stock Exchange is not (presently Martin Luther King, Jr. Day, Washington's Birthday and Good Friday), the Fund values its portfolio securities for which current-day prices are not available using the same prices included in the determination of net asset value on the immediately preceding business day. Net asset value per share of the Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but unallocated interest and dividends), less all liabilities
(including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.


The value of the Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value. Equity securities held by the Fund are valued at the last sales price on a national securities exchange or the Nasdaq National Market or, lacking any sales, at the last reported bid price. Over-the-counter securities not quoted in the Nasdaq National Market are valued at the reported bid price. Investments for which market quotations are not readily available, if any, are valued at their fair market value as determined in good faith by the Board of Directors.

                OFFERING, PURCHASE AND REDEMPTION OF SHARES

Fund shares currently are offered only to one or more separate accounts of the Company. Individuals may not place purchase or redemption orders directly with the Fund.

Pursuant to a participation agreement between the Fund and the Company, Fund shares are sold on a continuous basis to the Company. The Company, on behalf of participating separate accounts, places orders based on, among other things, the amount of premium payments to be invested pursuant to separate account variable annuity contracts. See the prospectus of the applicable separate account for more information on the purchase of Fund shares. Participating separate accounts purchase and redeem Fund shares at net asset value without sales or redemption charges.


For each day on which the Fund's net asset value is calculated, the Company will transmit to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants and beneficiaries of participating separate accounts that have been processed on that day. If an order is received by the Company by 3:00 p.m. Central Time on any business day and transmitted to the Fund by 9:00 a.m. Central
Time on the next business day, Fund shares will be purchased or redeemed at the net asset value determined as of the day the order was received by the Company. Otherwise, Fund shares will be purchased or redeemed at the net asset value determined on the next business day. No charges are imposed by the Fund when shares are redeemed.


The Fund ordinarily will make payment for all shares redeemed within seven days after receipt of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund ordinarily declares and pays dividends from net investment income at least once a year and automatically reinvests them in additional Fund shares at net asset value.
The Fund makes distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for variable annuity contracts. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed under Section 817(h) for segregated accounts. By meeting these and other requirements, the Company, rather than variable annuity contract holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions to the Company will depend on the Company's tax status.

Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains. For information concerning the federal income taxes to participating separate account contract owners, see the applicable separate account prospectus.

Management of the Fund believes that the Fund will qualify as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

                             OTHER INFORMATION

The Fund was incorporated on March 18, 1998 as a Maryland corporation and commenced operations upon completion of the Reorganization described on page 3. The authorized capital stock of the Fund consists of 200 million shares of common stock, par value $.001 per share. Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders of the Fund and is entitled to a pro rata share of any distributions made by the Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share of the Fund, when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights.


As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings. The Fund is, however, required to hold shareholder meetings for the following purposes:
(i) approving certain agreements as required by the 1940 Act;
(ii) changing fundamental investment objectives, policies and restrictions of the Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the members of the Board of Directors were elected by shareholders. Directors may also be removed by shareholders by a vote of a majority of all votes entitled to be cast for the election of directors. The Fund has the obligation to assist in shareholder communications. As the sole record holder of the outstanding shares of the Fund, the Company will be deemed a controlling person of the Fund, as that term is defined in the 1940 Act.

Annual reports containing audited financial statements of the Fund and semiannual reports containing unaudited financial statements, as well as proxy materials, are sent to participating separate account contract owners and their participants, annuitants or beneficiaries, as appropriate.

Inquiries may be made by writing to the Fund at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523, or by calling toll-free (800)
654-8489.

                AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                    STATEMENT OF ADDITIONAL INFORMATION
                           _______________, 1998



This Statement of Additional Information is not a prospectus, and should be read in conjunction with the current Prospectus of American Fidelity Dual Strategy Fund, Inc. (the "Fund") dated _________________, 1998, as it may be revised from time to time (the "Prospectus"). A copy of the Prospectus may be obtained by writing to the Fund at the following address or calling the number listed below:


                American Fidelity Dual Strategy Fund, Inc.
                              P. O. Box 25523
                    Oklahoma City, Oklahoma 73125-0523
                              1-800-654-8489


Shares of the Fund are offered only to variable annuity separate accounts established by American Fidelity Assurance Company (the
"Company") to fund variable annuity contracts (the "Contracts").

The Company serves as the Fund's investment adviser. The Company has engaged Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment") to serve as sub-advisers (together, the "Sub-Advisers") to the Fund and provide day-to-day portfolio management for the Fund.


                             TABLE OF CONTENTS
                                                                       Page

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-2

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . .  B-3

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-4

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . .  B-6

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .  B-7

CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-8

FEDERAL TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . .  B-9

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . B-10

CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL . . . . . . . . . . . . B-11

                               INTRODUCTION


American Fidelity Dual Strategy Fund, Inc. is an open-end management investment company established as a Maryland corporation on March 18, 1998. The Fund is the intended successor to American Fidelity Variable Annuity Fund A ("Variable Annuity Fund A"). The reorganization (the "Reorganization") of Variable Annuity Fund A from a management investment company into a unit investment trust ("Separate Account A") is being submitted for the approval of the Contract owners of Variable Annuity Fund A at a meeting of Contract owners scheduled for December 21, 1998. If the Reorganization is approved, effective January 1, 1999, the assets of Variable Annuity Fund A will be transferred intact to the Fund in exchange for shares of the Fund which will be held by the Company on behalf of Separate Account A.


By investing in the Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Fund. Likewise, an investor shares pro rata in any losses of the Fund.

Initially, the Fund is offering its shares only to Separate Account A as the underlying funding vehicle for the Contracts supported by Separate Account A. The Fund does not offer its stock directly to the general public. Separate Account A, like the Fund, is registered as an investment company with the Securities and Exchange Commission ("SEC"), and a separate prospectus, which accompanies the Prospectus for the Fund, describes that separate account and the Contracts it supports. The prospectus for Separate Account A also has a statement of additional information. The Fund may, in the future, offer its stock to other separate accounts of the Company supporting other variable annuity contracts.

Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning as in the Prospectus.

                    INVESTMENT OBJECTIVES AND POLICIES

The Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund's outstanding voting shares.

    (1) Not more than 5% of the value of the Fund's assets will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

    (2) Not more than 10% of the voting securities of any one issuer will be acquired.

    (3) Not more than 25% of the value of the Fund's assets will be invested in any one industry.

    (4) No borrowings will be made except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of the assets of the Fund and that there always will be asset coverage of at least 300% for all outstanding borrowings of the Fund.

    (5) The Fund will not act as an underwriter of securities of other issuers, except to the extent that the Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

    (6) Not more than 10% of the value of the assets of the Fund may be invested in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

    (7) No purchase of commodities or commodity contracts will be effected.


    (8) The Fund will not engage in the purchase or sale of puts, calls or other options or in the writing of such options.


    (9) Loans will not be made except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

    (10) Investment will not be made in the securities of a company for the purpose of exercising management or control.

    (11) Although it is not intended that investments be made in securities of other investment companies, the Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

    (12) Investments in repurchase agreements will be limited to the top thirty-five U.S. Banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

    (13)  Short sales of securities will not be made.

    (14) Purchases will not be made on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (15) Investments in high-yield or non-investment grade bonds will not be made.

    (16) Investments in the equity securities of foreign issuers will be limited to American Depositary Receipts ("ADRs"), other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Not more than 35% of the Fund's assets will be invested in foreign issuers. In addition, not more than 20% of the Fund's assets will be invested in issuers of any one foreign country.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

The Fund has also adopted the following non-fundamental investment policies:


    (1) The Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:


          (a)     $150,000,000 or more in assets,

          (b)     Operational for at least 10 years, and

          (c)     $50,000,000 or more in stockholders' equity.

    (2) Although the Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

    (3) The Fund will not invest in the securities of tobacco-producing companies.

                                MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned
"Management."

Information about each director and officer of the Fund is as follows:


                                                Principal
                         Position(s) Held     Occupation(s)
Name, Address and Age*   with Registrant    During Past 5 Years
---------------------    ----------------   -------------------
John W. Rex, 64          Chairman of the    Director (1982 to
2000 Classen Center      Board, President   present), President and
Oklahoma City, OK        and Treasurer(1)   Chief Operating Officer
73106                    (2)                (1992 to present), and
                                            Treasurer (1972 to 1995)
                                            of the Company; Director
                                            (1982 to present),
                                            Executive Vice President
                                            (1990 to present) and
                                            Treasurer (1972 to 1995)
                                            of American Fidelity
                                            Corporation

Daniel D. Adams,         Director and       Vice President and
Jr., 56                  Secretary(1)       Investment Officer of the
2000 Classen Center                         Company and American
Oklahoma City, OK                           Fidelity Corporation
73106

Jean G. Gumerson,        Director           President and Chief
75                                          Executive Officer,
711 Stanton L.                              Presbyterian Health
Young Blvd.,                                Foundation
Suite 604
Oklahoma City, OK
73104

Edward C. Joullian,      Director(1)(2)     Chairman of the Board
III, 69                                     and Chief Executive
2000 Classen Center                         Officer, Mustang Fuel
800 East                                    Corporation; Director
Oklahoma City, OK                           and Interim Chairman,
73106                                       Fleming Companies, Inc.;
                                            Director, The LTV
                                            Corporation; Director of
                                            the Company and American
                                            Fidelity Corporation

Gregory M. Love, 36      Director           President and Chief
10601 N. Pennsylvania                       Operating Officer (1995
Avenue                                      to present), Vice
Oklahoma City, OK                           President -- Real Estate
73120                                       and Development (1990 to
                                            1995) of Love's Country
                                            Stores, Inc.; Director,
                                            Affiliated Food Stores,
                                            Inc.

J. Dean Robertson,       Director           Private practice in
D.D.S., M.Ed., 81                           pediatric dentistry;
5222 North Portland                         Professor Emeritus,
Oklahoma City, OK                           University of Oklahoma,
73112                                       College of Dentistry

G. Rainey Williams,      Director           President, Pinnacle Asset
Jr., 38                                     Management, Inc. (1996 to
6301 N. Western                             present); Managing
Oklahoma City, OK                           Partner, Marco Capital
73118                                       Group (1988 to 1996);
                                            Director, Mustang Fuel
                                            Corporation
______________

*   As of September 30, 1998.

(1) "Interested person" of the Fund under Section 2(a)(19) of the 1940 Act.

(2) Also a director of the Company.


Until the date of the Reorganization, all members of the Board of Directors were members of the Board of Managers of the Fund's predecessor, Variable Annuity Fund A.

No officer or director of the Fund or the Company receives any remuneration from the Fund. Members of the Board of Directors who are not employees of the Company receive a fee, paid by the Company, of $500 for each meeting attended.


A shareholder that owns more than 25% of the Fund's voting securities may be deemed to be a "control person," as defined in the 1940 Act, of the Fund. The Company is the sole shareholder of record of the Fund. The only person known by the Fund to own beneficially 5% or more of the securities of Variable Annuity Fund A, the Fund's predecessor, is American Fidelity Companies Employee Savings Plan Trust (8.67% as of October 5, 1998). Its address is 2000 Classen Center, Oklahoma City, Oklahoma 73106. After the Reorganization, the Trust's beneficial ownership percentage of the Fund's shares will be the same as its beneficial ownership percentage of Variable Annuity Fund A securities immediately prior to the Reorganization. No officer or director of the Fund beneficially owns any shares of the Fund, although Messrs. Rex and Adams are participants in the Trust and therefore beneficially own securities of the Fund's predecessor
prior to the Reorganization.   After the Reorganization, their
beneficial ownership percentage of Fund shares will be the same as their pre-Reorganization percentage in the predecessor. Their beneficial ownership, together, as of October 5, 1998, was less than 1%.


                  INVESTMENT ADVISORY AND OTHER SERVICES

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned
"Management."

Management and Investment Advisory Agreement

The Company provides management services and serves as the investment adviser to the Fund pursuant to a Management and Investment Advisory Agreement. Under this Agreement, the Company assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund, including monitoring and evaluating the management of the Fund's portfolio by the Sub-Advisers on an ongoing basis. The Company provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations. The Company is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Fund's investment objectives and policies, including oversight of the Sub-Advisers.

For its services to the Fund, the Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of the Fund. The Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Fund shares, salaries and other compensation of the Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the Sub-Advisers' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

The Company received investment and advisory fees from Variable Annuity Fund A, the Fund's predecessor, of $200,800 in 1995, $353,000 in 1996 and $416,700 in 1997 pursuant to a management and investment advisory agreement having the same fee arrangement as the Agreement with the Fund from and after July 1, 1996 (previously provided for an annual fee of .325% of average daily net assets).


The Management and Investment Advisory Agreement was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the Fund's sole shareholder on October __, 1998. The Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval.
The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares. The Company may not terminate the Agreement without the approval of a new investment advisory agreement by a majority of the Fund's shares. The Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.


American Fidelity Corporation is the parent of the Company. American Fidelity Corporation is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are Cameron Associates, Inc., Theodore M. Elam and, in their capacities as trustees, William E. Durrett, Edward
C. Joullian, III, John W. Rex and the Bank of Oklahoma, N.A. In accordance with the CELP partnership agreement, management of the affairs of CELP is vested in five managing general partners:
William M. Cameron and Messrs. Durrett, Joullian, Rex and Elam.

Investment Sub-Advisory Agreements

The Company has contracted with the Sub-Advisers to provide day-to-day portfolio investment management services to the Fund. The fees of the Sub-Advisers are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisers' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter.


Kelly served as a research consultant to Variable Annuity Fund A, the Fund's predecessor, from 1985 until it became a sub-adviser to Variable Annuity Fund A in October 1995. Kelly provided investment research and specific investment recommendations to the Company and Variable Annuity Fund A for an annual fee of $50,000. The Company paid all of Kelly's fees under the consulting agreement, of which $20,100 in 1995 was allocated to Variable Annuity Fund A. Pursuant to the Variable Annuity Fund A sub-advisory agreements containing the same fee arrangements as are in the Sub-Advisers' Agreements with respect to the Fund, in 1995, 1996 and 1997, the Company paid Kelly $27,150, $131,000 and $182,050, respectively, and Todd Investment $34,700, $165,300 and $234,600, respectively.

The Investment Sub-Advisory Agreement for each of the Sub-
Advisers was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the sole shareholder of the Fund on October __, 1998. Each Agreement will remain in effect from year to year provided such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty, on 30 days' notice, by the Company, the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares or, upon 30 days' notice, by the Sub-Adviser. Each Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.


Lawrence W. Kelly and his wife, Janice M. Kelly, are the majority shareholders of Kelly, each holding 48.8% of Kelly's outstanding stock. Todd Investment is a wholly-owned subsidiary of Stifel Asset Management Corp., which is a wholly-owned subsidiary of Stifel Financial Corporation.

                          PORTFOLIO TRANSACTIONS

Each of the Sub-Advisers is responsible for decisions to buy and sell securities for the Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Fund securities under its management. Neither Sub-Adviser nor any of their respective affiliates may act as a broker for Fund securities transactions.

In selecting a broker to execute portfolio transactions, Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Kelly's clients, including clients which have not paid commissions to the broker providing the research. Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker which was not providing such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

For the years 1995, 1996 and 1997, the Fund's predecessor, Variable Annuity Fund A, paid brokerage commissions of $137,100, $87,100 and $90,500. The higher commissions in 1995 were largely because of the increased trading in the fourth quarter after the Sub-Advisers started managing Variable Annuity Fund A's portfolio. As a percentage of net assets, commissions were .18% in 1995, .09% in 1996 and .07% in 1997.

The rate of portfolio turnover is not a limiting factor when changes are deemed appropriate. Under normal circumstances the annual portfolio turnover will not exceed 80% although, in any particular year, conditions could result in portfolio activity at a greater rate than anticipated. A turnover ratio is the lesser of the cost of securities purchased or the consideration of securities sold divided by the monthly average value of securities held during a year. A higher turnover rate than anticipated does not, in and of itself, indicate a variation of investment policy. During periods of increased market volatility, or after a prolonged advance in the equity market, a turnover rate of more than 100% may be incurred in order to shift assets from securities that are more fully valued to securities that are perceived to be undervalued. A high portfolio turnover rate may involve correspondingly greater broker commissions and other transaction costs which will be borne by the Fund. The Fund will not engage in transactions contributing to a high portfolio turnover rate unless the Sub-Advisers believe their added benefit exceeds their added cost. The Fund does not expect that the assets of the Fund will be subject to Federal income tax. Therefore, any change in portfolio activity is not expected to have any adverse tax consequences at this time. See "Federal Tax Matters."

The annual portfolio turnover rate for Variable Annuity Fund A, predecessor to the Fund, during the years 1995, 1996 and 1997 was 66.1%, 36.9% and 26.6%, respectively.

                               CAPITAL STOCK

Each issued and outstanding share of the Fund is entitled to participate equally in dividends and distributions declared for the Fund's stock and, upon liquidation or dissolution, in the Fund's net assets remaining after satisfaction of outstanding liabilities.

The shares of the Fund, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.


As the successor to Variable Annuity Fund A, the Fund will receive the assets of Variable Annuity Fund A in exchange for shares of the Fund.


Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so.

                            FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned
"Dividends, Distributions and Taxes."

The Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions.

Sources of Gross Income


To qualify for treatment as a regulated investment company, the Fund must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities, or foreign currencies.


Diversification of Assets

To qualify for treatment as a regulated investment company, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. The Fund's investments in U.S. Government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Fund. These requirements which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Fund's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

Additional Tax Considerations


The Fund will not be subject to the 4% federal excise tax imposed on amounts not distributed to shareholders on a timely basis because the Fund intends to make sufficient distributions to avoid such excise tax. If the Fund fails to qualify as a regulated investment company, owners of Contracts based on the Fund might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral, and the Fund might incur additional taxes. In addition, if the Fund failed to qualify as a regulated investment company, or if the Fund failed to comply with the diversification requirements of Section 817(h) of the Code, owners of Contracts based on the Fund would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral.


The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                      CALCULATION OF PERFORMANCE DATA

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned
"Performance Information."


The Fund may from time to time quote or otherwise use average annual total return information for the Fund in advertisements, shareholder reports or sales literature. The Fund's total return for the twelve months ended June 30, 1998 and average annual total returns over the five and ten year periods ended June 30, 1998 were 28.49%, 21.35% and 17.39%, respectively. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


P(1+T)*n=ERV

Where:

     P    =    a hypothetical initial investment of $1,000

     T    =    average annual total return

     *    =    to the power of

     n    =    number of years

     ERV  =    ending redeemable value of a
               hypothetical $1,000 investment made
               at the beginning of the one, five
               or ten-year period.


From time to time, the Fund may disclose cumulative total returns in conjunction with the standardized returns described above. The Fund's cumulative total returns for the one, five and ten year time periods ended June 30, 1998 were 28.49%, 163.19% and 397.03%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period, and dividing the result by the net asset value per share at the beginning of the period.

Any performance data quoted for the Fund will represent historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

As the successor to Variable Annuity Fund A, the Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to the Reorganization. In computing returns for periods prior to the Reorganization, the Fund assumes that the charges currently imposed by the Fund were in effect through each of the periods for which returns are presented. The Fund's performance data do not reflect any sales, insurance or other charges imposed under the annuity contracts supported by the Fund.

              CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

All of the assets of the Fund are held under a custodial safekeeping agreement by InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City, Oklahoma 73118. Under its agreement with the Fund, InvesTrust, N.A., which is an indirect subsidiary of American Fidelity Corporation, holds the Fund's portfolio securities and keeps all necessary accounts and records.


This Statement of Additional Information does not contain audited or unaudited financial statements for the Fund because as of the date of this statement the Fund has not yet commenced operations, has no assets or liabilities, has incurred no expenses and has received no income. It is anticipated that KPMG Peat Marwick LLP, Oklahoma City, Oklahoma will act as the Fund's independent certified public accountants.

McAfee & Taft A Professional Corporation, Two Leadership Square,
Tenth Floor, Oklahoma City, Oklahoma 73102 has rendered its opinion as to certain legal matters regarding the shares being sold pursuant to the Fund's Prospectus.

                                  PART C

                             OTHER INFORMATION

Item 24 -- Financial Statements and Exhibits

     (a)  Financial Statements

     No financial statements are included in this Registration
Statement.

     (b)  Exhibits

Exhibit
Number
-------

1* -      Articles of Incorporation of Registrant.

2* -      Bylaws of Registrant.

3  -      Not applicable.

4  -      Not applicable.

5.1* - Form of Management and Investment Advisory Agreement between Registrant and American Fidelity Assurance
          Company (the "Company").

5.2* -    Form of Investment Sub-Advisory Agreement between the
          Company and Lawrence W. Kelly & Associates, Inc.

5.3* -    Form of Investment Sub-Advisory Agreement between the
          Company and Todd Investment Advisors, Inc.

6* - Form of Participation Agreement between Registrant and the Company.

7  -      Not applicable.

8**-      Form of Corporate Custodial Agreement between
          Registrant and InvesTrust, N.A.

9  -      Not applicable.

10** -    Opinion and Consent of Counsel.

11 -      Not applicable.

12 -      Not applicable.

13**-     Agreement and Plan of Reorganization dated October 13,
          1998 among Registrant, the Company and American Fidelity Variable Annuity Fund A.

14  -     Not applicable.

15  -     Not applicable.

16** -    Schedule for computation of performance quotations.

17  -     Not applicable.

18  -     Not applicable.

24* -     Power of Attorney.
_______________

*    Filed with the initial registration statement on July 16, 1998.
**   Filed herewith.


Item 25 -- Persons Controlled by or Under Common Control with the
Registrant

     The Registrant is controlled by American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, a Limited Partnership, whose managing partners are William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam. The following chart shows the affiliated entities.

   CAMERON ENTERPRISES, A LIMITED PARTNERSHIP (CELP) - OK<F2>
                         73-1267299


CELP Ltd. Agency, Inc.
100% - OK
73-1369092

     North American
     Ins. Agency, Inc.
     (NAIA)
     91.5% - OK
     73-0687265

          Shade Works, LLC    Agar Ins. Agency, Inc.   North American Ins.
          33.33% - OK         95.4% - OK               Agency of
          73-1475654          73-0675989               Colorado, Inc.
                                                       100% - CO
                                                       84-0599059

          N.A.I.A. of         North American           North American
          Louisiana, Inc.     Insurance Agency of      Ins. Agency of
          100% - LA           New Mexico, Inc.         Tulsa, Inc.
          72-0761691          100% - NM                100% - OK
                              85-0441542               73-0778755

          North American      N.A.I.A. Ins. Agency,
          Ltd. Agency, Inc.   Inc.
          100% - OK           100% - OK
          73-1356772          73-1527682

     National Ins.
     Marketers Agency,
     Inc.
     100% - OK
     73-1437538

American Fidelity Corp.
(AFC)
94.0% - NV
73-0966202

     Market Place Realty American Mortgage        Security General
     Corp. (MPRC)        & Investment Co.         Life Ins. Co.
     100% - OK           (AMICO)                  (SGL)<F1>
     73-1160212          98.7% - OK               100% - OK
                         73-1232134               73-0741925
                                                  NAIC #68691

                            Holliday Mortgage Corp.
                            100% - OK
                            73-1284635

     Concourse C, Inc.   American Fidelity        Cimarron
     100% - OK           Property Co. (AFPC)      Investment
     73-1505641          100% - OK                Co., Inc.
                         73-1290496               100% - KS
                                                  48-0759023
                            Home Rentals, Inc.
                            100% - OK
                            73-1364226

     Shade Works, LLC
     16.67% - OK
     73-1475634

     American Fidelity
     Assurance Co.<F1>
     (AFA)
     100% - OK
     73-0714500
     NAIC #60410

          AF Apartments, Inc. American Fidelity        American Fidelity
          100% - OK           Securities, Inc.         Ltd. Agency, Inc.
          73-1512985          (AFS)                    (AFLA)
                              100% - OK                100% - OK
                              73-0783902               73-1352430

                                                          American
                                                          Fidelity
                                                          General
                                                          Agency, Inc.
                                                          (AFGA)
                                                          100% - OK
                                                          73-1352431

          Balliet's, L.L.C.   Apple Creek
          75% - OK            Apartments, Inc.
          73-1529608          100% - OK
                              73-1408485

     ASC Holding, L.L.C.
     75% - OK
     73-1528120

          InvesTrust, N.A.    Asset Services Co.,
          100% - OK           L.L.C.
          73-1546867          100% - OK
                              73-1547246

     American Fidelity
     International
     Holdings, Inc.
     100% - OK
     73-1421879

          American Fidelity   American Fidelity
          Offshore            Care, LLC
          Investments, Ltd.   33% - OK
          100% - Bermuda      73-1424864
          NAIC #20400
          Reg. #EC20754

            American Fidelity     American Fidelity      Covenant
            (Cypress) Ltd.<F3>    (China), Ltd.<F3>      Underwriters
            99% - Republic of     93% - Bermuda          (Bermuda) Ltd.<F3>
            Cypress                                      33.33% - Bermuda

               Soyuznik Insurance
               Co.<F3>
               34% - Russian
               Federation

            Mari El Development  Pacific World
            Corporation Limited  Holdings, Ltd.<F3>
            51.3% - Republic of  55% - Labuan
            Cyprus
            Reg. #7035
_______________


<F1>  Insurance Company

<F2>  A Limited Partnership

<F3>  No tax or registration numbers

NOTE: All of the above organizations are corporations that have the word Company, Inc., or Corp. The above organizations which have the letters L.L.C. or L.C. are limited liability companies.


Item 26 -- Number of Holders of Securities

     As of the date of this Registration Statement, American
Fidelity Assurance Company was the sole holder of common stock of the Registrant.

Item 27 -- Indemnification

     Article Eighth, Section 2 of the Registrant's Articles of
     Incorporation provides as follows:

     The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

     The By-Laws of Registrant provide in Article VIII as follows:

     1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by
     (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

     5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

     6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In accordance with Section 17(h) of the Investment Company Act of 1940 (the "1940 Act"), the members of the Board of Directors of Registrant do hereby waive any provision for indemnification to the extent such provision violates Section 17(h). The members of the Board of Directors and the officers signing this Registration Statement agree that indemnification of any of them is precluded for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices ("disabling conduct") unless (1) there is a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct; (2) a reasonable determination that the person to be indemnified was not liable by reason of disabling conduct by the vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant nor parties to the proceeding; or (3) such a determination by an independent legal counsel in a written opinion.

Item 28 -- Business and Other Connections of Investment Adviser

     American Fidelity Assurance Company (the "Company") is primarily engaged in writing life, accident and health and annuity business. Set forth below are the names of each of the directors and executive officers of the Company, their positions and offices with the Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employer, partner or trustee:


                          Positions and
Name and Principal          Offices
Business Address*        with the Company    Other Affiliations
------------------       ----------------    ------------------

Lynda L. Cameron         Director            President, Cameron
                                             Equestrian Centers, Inc.
                                             2000 Classen Center
                                             Oklahoma City, OK
                                             73106

William M. Cameron       Chairman and Chief  Chairman, President
                         Executive Officer,  and Chief Executive Officer
                         Director            (January 1998 to present); Vice
                                             Chairman and Senior Vice
                                             President (prior to 1998),
                                             American Fidelity Corporation;
                                             Director, ASC Holding, L.L.C.;
                                             Chairman, First Fidelity Bank,
                                             N.A. and First Fidelity
                                             BanCorp, Inc.
                                             3535 N.W. 58th, Suite 200
                                             Oklahoma City, OK  73112

David R. Carpenter       Senior Vice         Senior Vice President,
                         President,          American Fidelity Corporation;
                                             Chairman, President, Chief
                                             Executive Officer, Treasurer
                                             and Chief Financial Officer,
                                             American Fidelity Securities, Inc.

William E. Durrett       Senior Chairman,    Senior Chairman
                         Director            (January 1998 to present);
                                             Chairman, President and Chief
                                             Executive Officer (prior to
                                             1998), American Fidelity
                                             Corporation; Director, Bank
                                             Oklahoma Financial Corporation
                                             Bank Oklahoma Tower
                                             P.O. Box 2300
                                             Tulsa, OK  74192;
                                             Director, Integris Health, Inc.
                                             3366 N.W. Expressway
                                             Oklahoma City, OK 73112;
                                             Director, OGE Energy Corporation
                                             P.O. Box 321
                                             Oklahoma City, OK  73101

Stephen P. Garrett       Senior Vice         Senior Vice President and
                         President,          Secretary, American Fidelity
                         Secretary           Corporation; Director, First
                                             Fidelity Bank, N.A. and First
                                             Fidelity BanCorp, Inc.
                                             3535 N.W. 58th, Suite 200
                                             Oklahoma City, OK  73112

William A. Hagstrom      Director            Chairman and President,
                                             UroCor, Inc.
                                             800 Research Parkway
                                             Oklahoma City, OK  73104

Edward C. Joullian, III  Director            Chairman and Chief Executive
                                             Officer, Mustang
                                             Fuel Corporation
                                             2000 N. Classen,
                                             Suite 800 East
                                             Oklahoma City, OK 73106;
                                             Director and Interim Chairman,
                                             Fleming Companies, Inc.
                                             6301 Waterford Blvd.
                                             Oklahoma City, OK 73118;
                                             Director, The LTV Corporation
                                             200 Public Square
                                             P.O. Box 655003
                                             Cleveland, OH  44115

Kenneth D. Klehm         Senior Vice         Senior Vice President, Treasurer,
                         President           Controller and Chief Financial
                                             Officer, American Fidelity
                                             Corporation; Director, ASC
                                             Holding, L.L.C.; Director,
                                             First Fidelity Bank and
                                             First Fidelity BanCorp, Inc.
                                             3535 N.W. 58th, Suite 200
                                             Oklahoma City, OK  73112

Alfred L. Litchenburg    Senior Vice         Director, Southwest Bancorp,
                         President           Inc.
                                             608 South Main Street
                                             Stillwater, OK  74074

David R. Lopez           Director            President, Oklahoma Division
                                             of Southwestern Bell Telephone
                                             Company
                                             800 N. Harvey, Room 300
                                             Oklahoma City, OK  73102

Paula Marshall-Chapman   Director            Chief Executive Officer, The
                                             Bama Companies, Inc.
                                             2745 East 11th Street
                                             Tulsa, OK  74104;
                                             Director, Public Service
                                             Company
                                             212 East 6th Street
                                             Tulsa, OK  74119

John W. Rex              President, Chief    Executive Vice
                         Operating Officer,  President and
                         Director            Director, American
                                             Fidelity Corporation

Galen P. Robbins, M.D.   Director            Physician and, prior to 1998,
                                             Director, Cardiovascular Clinic
                                             3433 N.W. 56th
                                             Oklahoma City, OK
                                             73112

John D. Smith            Director            President, John D.
                                             Smith Developments, Inc.
                                             3400 Peach Tree Road
                                             Suite 831
                                             Atlanta, GA  30326

_________________


* Principal business address is 2000 Classen Center, Oklahoma
City, Oklahoma 73106 or, if applicable, the address set forth under "Other Affiliations."

     A description of the other investment advisory activities of the Sub-Advisers is included in the Prospectus under "Management."

     Lawrence W. Kelly and Janice M. Kelly are the majority shareholders and directors of Lawrence W. Kelly & Associates, Inc., 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101. The officers of Kelly and the positions they have held since January 1, 1996 or earlier are as follows:

          Name                                    Positions
          ----                                    ---------

     Lawrence W. Kelly                  Chairman, Chief Executive
                                        Officer and Treasurer

     Nicholas J. Welsh                  Executive Vice President
                                        (1996-present); Senior
                                        Vice President
                                        (1995-1996)

     H. James Darcey                    Executive Vice President
                                        (1996-present); Chairman,
                                        President and Chief
                                        Executive Officer, First
                                        Security Investment
                                        Management, Inc., Salt
                                        Lake City, UT (1988-1995)

     Maria Alejandra Tescher            Executive Vice President
                                        -Senior Trader &
                                        Operations Manager
                                        (1996-present);
                                        Vice President
                                        (1995-1996)

     Catherin M. Oaks                   Vice President-Operations
                                        and Compliance (1997-
                                        present); Registered
                                        Sales Assistant, Morgan
                                        Stanley Dean Witter
                                        (1996-1997); Branch
                                        Administrative Assistant,
                                        Dean Witter (1994-1996)

     Janice M. Kelly                    Secretary

     Todd Investment Advisors, Inc., 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202, is a wholly-owned subsidiary of Stifel Asset Management Corp. ("SAMC"), which is a wholly-owned subsidiary of Stifel Financial Corporation ("SFC"). The address of both SAMC and SFC is 500 North Broadway, St. Louis, Missouri 63102. Stifel, Nicolaus & Company ("Stifel"), a registered broker-dealer and investment adviser, is another wholly-owned subsidiary of SFC. Todd Investment is managed by the following persons, who have held the positions indicated since January 1, 1996 or earlier:

     Name                                    Positions
     ----                                    ---------

Bosworth M. Todd              Chairman; Director, First Capital
                              Bank of Kentucky, Louisville, KY
                              (1996- present); Director of SAMC

Robert P. Bordogna            President and Chief Executive
                              Officer; Director of SAMC

George Herbert Walker, III    Chairman of SFC and SAMC

Richard A. Loebig             Executive Vice President (1996-
                              present); Vice President, Chandler
                              Liquid Asset Management, San
                              Diego, CA (1996); Vice President,
                              PNC Bank, Kentucky, Louisville,
                              KY (1991-1996)

Gayle S. Dorsey               Executive Vice President (1997-
                              present); Vice President,
                              J.J.B. Hilliard, W.L. Lyons, Inc.,
                              Louisville, KY (1976-1997)

Sam C. Ellington              Vice President (1996-present); Vice
                              President, PNC Bank, Kentucky,
                              Louisville, KY (1993-1996)

Curtiss M. Scott, Jr.         Vice President (1996-present);
                              Partner and Managing Director,
                              Executive Investment Advisors,
                              Inc., Louisville, KY (1993-1996)

Margaret C. Bell              Vice President of Marketing

C. Kevin Blair                Vice President, Business
                              Development (1997-Present); Vice
                              President, PNC Bank, Kentucky,
                              Louisville, KY (1992-1997)

     Directors of Todd Investment are also employees of Stifel.

Item 29 -- Principal Underwriters

     (a) American Fidelity Securities, Inc. ("AFS"), a wholly-owned subsidiary of the Company, is the sole underwriter for the Fund. AFS is also the underwriter for American Fidelity Separate
Account A and American Fidelity Separate Account B.

     (b)  AFS director and officer information is as follows:


                         Positions and
Name and Principal       Offices with             Positions and
Business Address         Underwriter              Offices with Fund
------------------       -------------            -----------------

David R. Carpenter       Director, Chairman,      None
P. O. Box 25523          President, Chief
Oklahoma City, OK 73125  Executive Officer,
                         Treasurer, Chief
                         Financial Officer and
                         Registered Limited
                         Principal

Marvin R. Ewy            Director, Vice           None
P. O. Box 25523          President, Secretary,
Oklahoma City, OK 73125  Chief Compliance
                         Officer and
                         Registered Limited
                         Principal

Nancy K. Steeber         Director, Vice           None
P.O. Box 25523           President, Operations
Oklahoma City, OK 73125  Officer and
                         Registered Limited
                         Principal


     (c)  Not applicable.

Item 30 -- Location of Accounts and Records

     All records relating to the Fund required by Section 31(a) of the 1940 Act are kept by the Registrant or its custodian at the following addresses:


                American Fidelity Dual Strategy Fund, Inc.
                            2000 Classen Center
                       Oklahoma City, Oklahoma 73106
                                    or
                             InvesTrust, N.A.
                         6301 N. Western, Suite 210
                       Oklahoma City, Oklahoma 73118


Item 31 -- Management Services

     See -- "Investment Advisory and Other Services" in Part B of this Registration Statement.

Item 32 -- Undertakings

     The Fund hereby undertakes to:

     (a)  not applicable;

     (b) file a post-effective amendment, using financial statements of the Fund which need not be certified, within four to six months from the effective date of the Fund's 1933 Act registration statement; and

     (c) to furnish each person to whom a prospectus is delivered with a copy of its most recent annual report to shareholders, upon request and without charge.

                                SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Pre-Effective Amendment No. 1 to Registration Statement to be signed on its behalf, in the City of Oklahoma City, and State of Oklahoma on this 16th day of October, 1998.

                              AMERICAN FIDELITY DUAL STRATEGY
                              FUND, INC.

                              By   JOHN W. REX
                                   John W. Rex, Chairman of the
                                   Board and President



     As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on October 16, 1998.


JOHN W. REX
John W. Rex, Chairman of the Board,
President and Treasurer

DANIEL D. ADAMS, JR.
Daniel D. Adams, Jr., Director and Secretary

JEAN G. GUMERSON*
Jean G. Gumerson, Director

EDWARD C. JOULLIAN, III
Edward C. Joullian, III, Director

GREGORY M. LOVE*
Gregory M. Love, Director

J. DEAN ROBERTSON*
J. Dean Robertson, Director

G. RAINEY WILLIAMS, JR.*
G. Rainey Williams, Jr., Director
_____________________

*By JOHN W. REX
    John W. Rex, Attorney-in-Fact

                            EXHIBIT INDEX

Exhibit        Description
  No.          of Exhibit                    Method of Filing
-------        -----------                   ----------------

1         Articles of Incorporation of       Incorporated herein by reference
          Registrant.

2         Bylaws of Registrant.              Incorporated herein by reference

5.1 Form of Management and Investment Incorporated herein by reference Advisory Agreement between the
          Registrant and American Fidelity
          Assurance Company (the "Company").

5.2       Form of Investment Sub-Advisory    Incorporated herein by reference
          Agreement between the Company and
          Lawrence W. Kelly & Associates,
          Inc.

5.3       Form of Investment Sub-Advisory    Incorporated herein by reference
          Agreement between the Company and
          Todd Investment Advisors, Inc.

6         Form of Participation Agreement    Incorporated herein by reference
          between the Registrant and
          American First Assurance Company.

8         Form of Corporate Custodial        Filed herewith
          Agreement between Registrant and   electronically
          InvesTrust, N.A.

10        Opinion and Consent of Counsel     Filed herewith
                                             electronically

13 Agreement and Plan of Reorganiza- Filed herewith tion dated October 13, 1998 among electronically
          Registrant, the Company and
          American Fidelity Variable
          Annuity Fund A.

16        Schedule for computation of        Filed herewith
          performance quotations             electronically

24        Power of Attorney                  Incorporated herein by reference